Fourth-Quarter and Full-Year 2005 Performance Review Jim McNerney Chairman, President and Chief Executive Officer James Bell Chief Financial Officer February 1, 2006 Exhibit 99.2

Significantly improved financial results
Generated a record $7.0 billion of operating cash flow
Grew total backlog 33 percent to a record $202 billion
Raised dividend 20% and repurchased 45 million shares
Invested in key growth areas (787, 747-8, FCS, MMA)
Operating in healthy core markets
Driving sustained growth and productivity through new company-
wide initiatives
Raising EPS guidance for 2006, followed by strong growth in 2007
2005 Summary
Solid results… strong growth ahead

2005 Financial Results
$3.5B
$2.30
3.8%
2.0B
$52.5B
2004
1.3 Pts 5.1%
Operating Margin
100% $7.0B
Operating Cash Flow
39% $3.20
Earnings per Share
40% $2.8B
Operating Income
5% $54.8B
Revenues
Change 2005
Strong earnings growth… outstanding cash flow

13.3
14.2
$0
$5
$10
$15
2004Q4 2005Q4
$0.23
$0.58
$0.00
$0.25
$0.50
$0.75
2004Q4 2005Q4
Fourth-Quarter Revenue and Earnings
Revenue, Billions Earnings per Share
Fourth-quarter earnings more than doubled
$0.55 after
special items
$0.74 after
special items

Commercial Airplanes
Continued focus on growth and margin expansion
747-8 Program
Launched
$5.9
$5.4
(2.8%)
5.6%
$0
$2
$4
$6
2004Q4 2005Q4
-5%
0%
5%
10%
Revenues & Operating Margins
Billions
Strong performance… growth ramping up
– Delivered 290 airplanes in 2005…
73 in fourth quarter
– Airplane deliveries growing more than 35% in 2006
Won a record 1,029 gross orders in 2005…
388 in fourth quarter
– Backlog up 89% this year to $124 billion
787 program made excellent progress
– 291 firm orders and 88 additional commitments to
date from 27 customers
– Completed firm configuration
Launched new programs
– 777 Freighter
– 737-900ER
– 747-8 Passenger and Freighter
– 767-300 Boeing Converted Freighter
Delivered first 747-400 BCF
to Cathay Pacific

Record operating performance in 2005
- Record revenues, earnings and margins
- Industry-leading margins and backlog
Continued success on contract wins
- F-15 Singapore contract award
- F/A-18E/F FIRST contract extension
- Army Chinook order
Excellent progress on development
programs
- GMD flight test
- FCS System of Systems Functional Review
- P-8A (MMA) Preliminary Design Review
- V-22 granted approval for full-rate production
Integrated Defense Systems
Moderating market . . . focused on execution
$7.6
$8.1
8.9%
11.4%
$0
$3
$6
$9
2004Q4 2005Q4
0%
5%
10%
15%
Revenues & Operating Margins
Billions
F-15

Other Businesses
Boeing Capital Corporation
– Environment continues to improve…
aircraft financing market strengthening
– Pre-tax income grew 27% in 2005
– Paid cash dividends totaling more than $1 billion to
Boeing since 2004
– Maintaining conservative financial position
Connexion by Boeing
SM
– Commercial service operating on
110 aircraft with more than 180 daily flights
– Total orders and options from 11 airlines
for approximately 500 aircraft; definitizing contracts
with two maritime customers for > 150 vessels
BCC and Connexion on track

Generated a record $7.0 billion in operating cash flow after pensions
Cash Flow
Pension Plans Strengthened
– In 2005
– Pension asset returns ~ 15%
– Cash contributions totaled $1.9 billion
– Funded status improved to 96%
– In 2006
– Expected rate of return remains 8.5%
– Discount rate reduced to 5.5%
– Pension expense likely to be ~ $1.0 billion
– Required cash contributions < $50 million
2.3
(1.2)
3.5
(4.4)
3.0
3.0
1.9
2004
5.5
(1.5)
7.0
(1.9)
3.0
3.3
2.6
2005
Depreciation/non-cash
Free cash flow*
Capital Expenditures
Operating cash flow
Pension Contributions
Working Capital
Net Earnings
$ Billions
*Non-GAAP measure. Definitions, reconciliations, and further disclosures regarding these non-GAAP measures are provided in the company’s earnings press release dated February 1, 2006.

Cash and Debt Balances
Outstanding balance sheet strength and liquidity
3.0 2.9
5.4
3.2
$0
$3
$6
$9
2004 2005
4.4
5.2
6.3
7.0
$0
$3
$6
$9
2004 2005
Billions Billions
Boeing debt
BCC debt
S&P: A
Moody’s: A3 *
Fitch: A+
S&P: A
Moody’s:
A3 *
Fitch: A+
Cash
Marketable
Securities
* Moody’s announced on January 25, 2006
that it may upgrade Boeing’s credit rating.

Operating Cash Flow ²
Earnings per Share
Revenues ¹
>$5.5B
>$5.5B
$4.10 - $4.30
$3.25 - $3.45
$63.5B - $64.5B
~ $60B
2007 2006
Forecasting solid growth
Financial Guidance
1
2006 revenue outlook is nearly $2B below prior estimate due solely to a previously disclosed accounting change at Boeing Commercial Airplanes.
2
Includes $0.5 billion in expected pension-plan contributions in 2006 and in 2007.

Boeing’s Management Model
Financial
Objectives
Growth
Productivity
Financial
Performance
Stock
Price
Performance
to Plan
Move Toward
World-Class:
Margins,
Earnings,
Cash
CHARTS THE COURSE
LIVES BOEING VALUES
Attaining World-Class Growth and Productivity:
• Committed, performance-driven management
• Maximize learning across the enterprise and from outside
• Adapt and apply learnings in clearly defined businesses
Initiative Tool Kit
Customer
Satisfaction
Competitiveness
Economic
Profit
Stakeholders
Employees
Customers
Shareholders
Communities
Employee
Accountability
SETS HIGH EXPECTATIONS
FINDS A WAY

Initiative Sponsor
Internal Services Productivity James Bell
Global Sourcing Jim Albaugh
Lean + Alan Mulally
Development Process Excellence Jim Jamieson
Teams are up and running…
Growth and Productivity Initiatives

Boeing Leadership Model
Define It
Model It
Teach It
• Leadership attributes
• Performance
• Values
• Across the Enterprise
• In all we do
• Action/Words
• Every day
• Leaders Leading
Leaders
• Boeing Leadership Center
• Candor/Openness
• Leaders Teaching Leaders
• Step Function
Impact
• Reinforce in HR processes
Growth / Productivity
Expect It / Measure It / Reward It
Better Leaders Make Better Companies

Businesses are well positioned in healthy markets
Forecasting strong growth in 2006 and 2007
Focused on
growth
and
productivity
initiatives… driving
performance to new levels
Embarking on major leadership development journey
Delivering value to customers and shareholders
Looking Ahead

15 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Certain statements in this report may constitute “forward-looking” statements within the meaning of the Private Litigation Reform
Act of 1995. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Our actual results and future trends may differ materially depending on a variety of factors, including the continued
operation, viability and growth of major airline customers and non-airline customers (such as the U.S. Government); adverse developments in the value of collateral securing customer and other financings; the occurrence of any significant collective bargaining labor dispute; our successful execution of internal performance plans including our company-wide growth and productivity initiatives, production rate increases and decreases (including any reduction in or termination of an aircraft product), acquisition and divestiture plans, and other cost-reduction and productivity efforts; charges from any future SFAS No. 142 review;
an adverse development in rating agency credit ratings or assessments; the actual outcomes of certain pending sales campaigns and the launch of the 787 program and U.S. and foreign government procurement activities, including the uncertainty associated with the procurement of tankers by the U.S. Department of Defense (DoD) and funding of the C-17 program; the cyclical nature of some of our businesses; unanticipated financial market changes which may impact pension plan assumptions; domestic and international competition in the defense, space and commercial areas; continued integration of acquired businesses; performance issues with key suppliers, subcontractors and customers; significant disruption to air travel worldwide (including future terrorist attacks); global trade policies; worldwide political stability; domestic and international economic conditions; price escalation; the outcome of political and legal processes, changing priorities or reductions in the U.S. Government or foreign government defense and space budgets; termination of government or commercial contracts due to unilateral government or customer action or failure to perform; legal, financial and governmental risks related to international transactions; legal and investigatory proceedings; tax settlements with the IRS and various states; U.S. Air Force review of previously awarded contracts; and other economic, political and technological risks and uncertainties. Additional information regarding these factors is contained in our SEC filings, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on
Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.
Forward-Looking Information is Subject to
Risk and Uncertainty